[USAA                        USAA MUTUAL FUND, INC.
EAGLE                       GLOBAL TITANS INDEX FUND
LOGO(R)]               SUPPLEMENT DATED NOVEMBER 19, 2003
                                TO THE PROSPECTUS
                                DATED MAY 1, 2003

On November 18, 2003, the Global Titans Index Fund (the Fund) held a shareholders meeting at which the Fund's shareholders approved a Plan of Liquidation providing for the Fund's liquidation. The Fund will cease to invest its assets in accordance with its investment objective and will sell all assets of the Fund not already held in cash or cash equivalents. In addition, the Fund will not engage in any business activities except for the purposes of winding up its affairs, preserving the value of its assets, and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Fund.